UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 30, 2015
____________________________
MCG Capital Corporation
(Exact Name of Registrant as Specified in Charter)
____________________________

Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, 10th Floor, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)
(703) 247-7500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On July 30, 2015, MCG Capital Corporation (the “Company”), solely to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations asserted by plaintiffs, reached an agreement to settle all outstanding stockholder litigation in connection with the Company’s pending merger with PennantPark Floating Rate Capital Ltd (“PFLT”).
On April 28, 2015, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, PFLT, PFLT Panama, LLC (“Merger Sub One”), PFLT Funding II, LLC (“Merger Sub Two”) and, solely for certain limited purposes under the Merger Agreement, PennantPark Investment Advisers, LLC. The Merger Agreement provides for the merger of Merger Sub One with and into the Company and, immediately thereafter, the merger of the Company with and into Merger Sub Two (together, the “Merger”).
As previously described in the registration statement on Form N-14 filed by PFLT with the Securities and Exchange Commission (the “SEC”), which includes a joint proxy statement of the Company and PFLT and a prospectus of PFLT (the “Joint Proxy Statement/Prospectus”), between May 6, 2015 and May 18, 2015, a number of putative class action lawsuits were filed by stockholders of the Company, and a consolidated class action complaint challenging the Merger was filed on June 10, 2015 in the Delaware Court of Chancery (the “Action”). The consolidated complaint alleged that the Company’s directors violated their fiduciary duties by, among other things, failing to take steps to maximize the consideration to be received by the Company’s stockholders in the Merger, and failing to disclose purportedly material information to stockholders in connection with the Merger. The consolidated complaint also alleged that PFLT, Merger Sub One, Merger Sub Two and PennantPark Investment Advisers, LLC, aided and abetted the Company directors’ purported breach of fiduciary duties.
On July 30, 2015, the parties to the Action entered into a memorandum of understanding (the “MOU”) regarding the settlement of the Action. The MOU contemplates that the Company will make certain supplemental disclosures relating to the Merger, all of which are set forth below. Although the defendants deny the allegations in the Action and believe that no supplemental disclosure is required, in order to avoid the burden and expense of further litigation, the Company and PFLT agreed to make such supplemental disclosures in accordance with the terms of the MOU.
The proposed settlement of the Action is subject to confirmatory discovery and customary conditions, including court approval following notice to the Company’s stockholders. A hearing will be scheduled at which the Delaware Court of Chancery will consider the fairness of the proposed settlement. If the proposed settlement is finally approved by the Delaware Court of Chancery, it will release all claims based on state law that were or could have been brought challenging any aspect of the proposed Merger or the Merger Agreement and any disclosure made in connection therewith, under terms that will be disclosed to stockholders before final approval of the proposed settlement. There can be no assurance that the court will approve the proposed settlement contemplated by the MOU. In such event, the proposed settlement may be terminated and the defendants would defend vigorously against the allegations in the Action.
SUPPLEMENTAL AND AMENDED DISCLOSURE
Pursuant to the MOU, the Company and PFLT have agreed to make certain supplemental and amended disclosures to the disclosures in the Joint Proxy Statement/Prospectus, as set forth below. The Joint Proxy Statement/Prospectus is amended and supplemented by, and should be read in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K, but not otherwise defined herein, have the meanings ascribed to those terms in the Joint Proxy Statement/Prospectus.

The section of the Joint Proxy Statement/Prospectus entitled “The Merger- Background of the Merger” is amended and supplemented as follows:
On page 91, the following sentence is inserted after the first sentence of the final paragraph:
The MCG board of directors discussed with representatives of Morgan Stanley & Co. LLC (“Morgan Stanley”), among other things, the ongoing pressure on valuations in the BDC sector, MCG’s inability to issue stock with its stock price trading below NAV, the difficulties of making acquisitions in such a situation, dividend sustainability, and the interest in BDCs from certain entities looking to increase their capital.
On page 91, the final sentence of the final paragraph is amended and restated as follows:
Following a thorough review of MCG’s investment portfolio and market conditions, the MCG board of directors determined to explore strategic alternatives for the company and to formally engage Morgan Stanley as its financial adviser and Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”) as its legal adviser in the matter.
On page 92, the first two sentences of the second full paragraph are amended and restated as follows:
Following the public announcement, Morgan Stanley contacted a total of 103 potential counterparties to solicit their interest in pursuing a strategic transaction with MCG. These potential counterparties consisted of 51 BDCs, 9 specialty finance companies, 39 private equity and credit funds, and 4 asset managers. Of those contacted, 52 entered into confidentiality agreements with MCG that included customary terms regarding non-disclosure of MCG’s non-public information but that did not include “standstill” provisions that could have limited any of these parties from making a subsequent offer. These 52 counterparties consisted of 29 BDCs, 4 specialty finance companies, and 19 private equity and credit funds.
On page 92, the third and fourth sentences of the fourth full paragraph are amended and restated as follows:
The MCG board of directors discussed with its financial and legal advisers the desirability of reducing the number of parties in the process in order to better focus on and negotiate with those parties who seemed more likely to produce the strongest final bids and to consummate a transaction. Following a detailed discussion, the MCG board of directors instructed Morgan Stanley to inform four parties, including PFLT, that they had been selected to continue in the process and were invited to submit definitive transaction proposals. The MCG board of directors also instructed Morgan Stanley to inform a BDC that had submitted a preliminary indication of interest that the preliminary indication did not provide sufficient value but that it was invited to revise its proposal to offer greater value to MCG stockholders.
On page 98, the final sentence of the final paragraph is restated as follows:
Representatives of Morgan Stanley also informed the MCG board of directors that, in the two previous years, Morgan Stanley or its affiliates had provided financing services for PFLT and its affiliates, for which Morgan Stanley and its affiliates had received fees. For a further discussion of the opinion of Morgan Stanley, and the compensation Morgan Stanley and its affiliates received for such financing services, see “The Merger-Opinion of Morgan Stanley & Co. LLC.”
The section of the Joint Proxy Statement/Prospectus entitled “The Merger- Opinion of MCG’s Financial Advisor” is amended and supplemented as follows:
On page 123, the following language is inserted after the phrase “$167 million” in the third sentence under the heading “Historical NAV per Share Analysis”:
(equating to a NAV per share of MCG Common Stock of $4.521)

On page 124, the following table and text is inserted after the bulleted list:
The specific current and historical financial information, ratios and public market multiples that Morgan Stanley used to compare MCG with each of the selected companies is set forth in the following table (with all market data being as of April 24, 2015):

Company	Market Value ($ in millions)	Total Assets ($ in millions)	LTM Total Return	Price / 2015E EPS	Price / 2016E EPS	Price / NAV	Current Dividend Yield
MCG Capital Corp.	$151	$184	13.8%	N/M	N/A	0.87x	—
Alcentra Capital Corp.	$186	$272	N/A	9.9x	9.8x	0.92x	9.9%
American Capital Senior Floating, Ltd.	$134	$282	(0.7)%	11.2x	11.2x	0.93x	8.7%
Capitala Finance Corp.	$291	$550	(4.8)%	9.5x	9.0x	0.95x	10.6%
CM Finance Inc.	$185	$356	(1.5)%	9.7x	9.6x	0.91x	10.2%
Fidus Investment Corp.	$272	$436	(9.6)%	10.2x	9.7x	1.12x	9.0%
Firsthand Technology Value Fund, Inc.	$118	$263	(26.5)%	30.6x	20.4x	0.63x	—
Garrison Capital Inc.	$252	$506	6.1%	9.7x	9.6x	0.96x	9.3%
Gladstone Capital Corp.	$187	$344	(9.8)%	10.5x	10.6x	0.95x	9.5%
Gladstone Investment Corp.	$229	$412	(4.4)%	10.2x	N/A	0.88x	9.9%
GSV Capital Corp.	$189	$486	2.6%	28.0x	14.0x	0.66x	—
Horizon Technology Finance Corp.	$166	$225	6.5%	10.6x	9.8x	1.00x	9.7%
KCAP Financial, Inc.	$227	$510	(23.9)%	9.8x	8.5x	0.89x	13.6%
Medallion Financial Corp.	$260	$632	(24.4)%	8.9x	8.5x	0.94x	9.1%
Monroe Capital Corp.	$175	$244	10.7%	9.0x	8.6x	1.03x	9.7%
MVC Capital, Inc.	$221	$597	(26.1)%	10.3x	N/A	0.61x	5.5%
OFS Capital Corp.	$118	$341	(4.2)%	9.5x	8.1x	0.86x	11.1%
OHA Investment Corp.	$117	$242	(19.3)%	N/A	N/A	0.76x	8.5%
PennantPark Floating Rate Capital, Ltd.	$210	$356	2.3%	11.5x	12.1x	1.00x	8.1%
Solar Senior Capital Ltd.	$187	$385	(4.0)%	11.7x	11.3x	0.92x	8.7%
Stellus Capital Investment Corp.	$187	$327	(7.8)%	9.5x	8.9x	0.90x	10.8%

TriplePoint Venture Growth BDC Corp.	$238	$326	(6.2)%	9.0x	8.5x	0.99x	10.0%
WhiteHorse Finance, Inc.	$190	$427	(6.7)%	9.5x	9.4x	0.84x	11.2%

On page 127, the following language is inserted after the phrase “from 2015 to 2019” in the first bullet under the heading “Dividend Discount Analysis”:
(which dividends per share of PFLT Common Stock were estimated to be $1.10 in 2015, $1.03 in 2016, $1.02 in 2017, $1.03 in 2018 and $1.04 in 2019)
On page 127, the seventh bullet under the heading “Dividend Discount Analysis” is amended and restated as follows:
$50 million equity capital raises in each year from 2015 to 2019 (which was selected by Morgan Stanley based on its estimate of the amount of additional equity capital PFLT would need to support portfolio growth while allowing it to comply with all of its required debt ratios), in each case at an issuance price equal to the NAV per share of PFLT Common Stock (which was determined by Morgan Stanley based on the fact that (i) PFLT had never raised equity capital at an issuance price that was less than the NAV per share of PFLT Common Stock and (ii) the PFLT board of directors did not have the authority to issue additional equity at an issuance price that is less than the NAV per share of PFLT Common Stock without the prior receipt of PFLT stockholder approval);
On page 127, the following language is inserted after the phrase “PFLT Common Stock” in the eighth bullet under the heading “Dividend Discount Analysis”:
(which was selected by Morgan Stanley based on the fact that (i) shares of PFLT Common Stock had not historically traded above a P/NAV of 1.0x and (ii) in Morgan Stanley’s view, potential buyers of PFLT’s loan portfolio would likely apply a discount when acquiring such loans)
On page 127, the following language is inserted after the phrase “4.4% to 6.4%” in the ninth bullet under the heading “Dividend Discount Analysis”:
(which was calculated by Morgan Stanley based on a (i) risk free rate of 1.93% (based on the 10-year treasury spot rate as of April 24, 2014), (ii) 6% market risk premium (based on Morgan Stanley internal estimates) and (iii) predicted beta of 0.57 (based on a select set of PFLT peer companies); using these inputs, Morgan Stanley calculated a cost of equity of 5.4% and then applied an upside and downside sensitivity range of 1%)
On page 128, the following sentence is inserted before the first sentence in the final paragraph:
In the two years prior to the date of its opinion, Morgan Stanley and its affiliates have not been engaged on any financial advisory or financing assignments for MCG, and have not received any fees for such services from MCG during this time.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is being made in respect of the proposed business combination involving PFLT and MCG. In connection with the proposed transaction, PFLT has filed with the SEC a Registration Statement on Form N-14 that includes a joint proxy statement of PFLT and MCG and that also constitutes a prospectus of PFLT. The definitive Joint Proxy Statement/Prospectus has been mailed to shareholders of PFLT and MCG. INVESTORS AND SECURITY HOLDERS OF PFLT AND MCG ARE URGED TO READ THE JOINT PROXY STATEMENT/

PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

PROXY SOLICITATION
Investors and security holders may obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC by each of PFLT and MCG through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC can also be obtained on PFLT’s website at www.pennantpark.com or on MCG’s website at www.mcgcapital.com. PFLT and MCG and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of PFLT and MCG in respect of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the PFLT and MCG shareholders in connection with the proposed merger, PFLT’s executive officers and directors and MCG’s executive officers and directors is set forth in the Registration Statement on Form N-14, filed with the SEC on May 18, 2015, as amended on June 16, 2015. You can obtain free copies of these documents from PFLT and MCG in the manner set forth above. This communication does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction. A registration statement relating to these securities has been filed with the SEC and declared effective. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of PFLT before investing in its securities.

FORWARD-LOOKING STATEMENTS:
Statements in this press release regarding performance or the financial condition of PFLT, MCG and the combined company, management's future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to: MCG's results of operations, including revenues, net operating income, net investment gains and losses and general and administrative expenses and the factors that may affect such results; the performance of current or former MCG portfolio companies; expectations regarding the increase in cash per share during 2015 and the timing of the payoff of certain portfolio loans; the ability of the parties to consummate the transaction described in this communication on the expected timeline (or at all); the failure of PFLT or MCG shareholders to approve the proposed merger; the ability to realize the anticipated benefits of the merger; the effects of disruption on the companies’ business from the proposed merger; the actual premium to adjusted net asset value paid in the merger, if any; the actual market capitalization of the combined company; the effect that the announcement or consummation of the Merger may have on the trading price of the common stock of PFLT or MCG; the combined company’s plans, expectations, objectives, performance, operations and intentions; the amount or timing of any dividends that may be paid by the combined company; the proposal made by HC2 Holdings, Inc. (“HC2”); any regulatory action which may or may not be taken with respect to the proposed Merger or the proposal made by HC2; any decision by MCG to pursue continued operations, a liquidation or an alternative transaction upon the termination of the Merger Agreement; changes in MCG’s net asset value in the future; fees and expenses incurred by MCG in connection with a liquidation; the value of MCG’s assets in a liquidation; the timeline to complete a liquidation; any changes to MCG’s listing, registration, management or board of directors in a liquidation; the outcome of any shareholder litigation relating to the transaction or any other litigation to which MCG is a party, or any other alternative proposed transactions and any potential termination of the Merger Agreement; the actions of MCG shareholders with respect to any proposed transactions; and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to in MCG's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC under the section “Risk Factors,” as well as other documents that may be filed by MCG from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. MCG is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date:	July 31, 2015	By:	/s/ Beverly Jane Alley
Beverly Jane Alley
Chief Financial Officer